Exhibit 99.10

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                   AUGUST 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-4

     Pursuant to the Pooling and Servicing Agreement dated as of April 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

     Class 4-A1....$       0.00000000   Class 4-A12...$       0.00000000
     Class 4-A2....$      56.07660694   Class 4-PO....$       0.86866380
     Class 4-A3....$       0.00000000   Class 4-M.....$       0.69884580
     Class 4-A4....$      22.25532745   Class 4-B1....$       0.69884517
     Class 4-A5....$       0.00000000   Class 4-B2....$       0.69884517
     Class 4-A6....$       9.02739013   Class 4-B3....$       0.69884835
     Class 4-A7....$       0.00000000   Class 4-B4....$       0.69884030
     Class 4-A8....$       0.00000000   Class 4-B5....$       0.69885196
     Class 4-A9....$       0.00000000   Class 4-R.....$       0.00000000
     Class 4-A10...$       0.00000000
     Class 4-A11...$       0.00000000

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 4-A1....$       0.00000000   Class 4-A12...$       0.00000000
     Class 4-A2....$      51.18010016   Class 4-M.....$       0.00000000
     Class 4-A3....$       0.00000000   Class 4-PO....$       0.79281367
     Class 4-A4....$      20.31203295   Class 4-B1....$       0.00000000
     Class 4-A5....$       0.00000000   Class 4-B2....$       0.00000000
     Class 4-A6....$       8.23913493   Class 4-B3....$       0.00000000
     Class 4-A7....$       0.00000000   Class 4-B4....$       0.00000000
     Class 4-A8....$       0.00000000   Class 4-B5....$       0.00000000
     Class 4-A9....$       0.00000000   Class 4-R.....$       0.00000000
     Class 4-A10...$       0.00000000
     Class 4-A11...$       0.00000000

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 4-A1....$       6.25000000   Class 4-A12...$       6.25000000
     Class 4-A2....$       5.91759148   Class 4-M.....$       6.23712819
     Class 4-A3....$       6.25000000   Class 4-PO....$       0.00000000
     Class 4-A4....$       6.11807587   Class 4-B1....$       6.23712860
     Class 4-A5....$       6.25000000   Class 4-B2....$       6.23712005
     Class 4-A6....$       6.08283102   Class 4-B3....$       6.23710946
     Class 4-A7....$       0.00000000   Class 4-B4....$       6.23711027
     Class 4-A8....$       6.13151431   Class 4-B5....$       6.23712210
     Class 4-A9....$       6.25000000   Class 4-R.....$       0.00000000
     Class 4-A10...$       6.25000000   Class 4-S.....$       0.23894918
     Class 4-A11...$       6.25000000

     iv)  The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:$         71,889.61

(b)  The amounts below are for the aggregate of all Certificates.

     v) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:..$    344,407,363.85

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:............              1,230

     vi) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                   Class Certificate            Single
                                   Principal Balance     Certificate Balance
                                   -----------------     -------------------

         Class 4-A1.............$    21,540,000.00        $       1,000.00
         Class 4-A2.............$    31,864,371.88        $         890.74
         Class 4-A3.............$    22,546,000.00        $       1,000.00
         Class 4-A4.............$    28,294,446.85        $         956.64
         Class 4-A5.............$    45,556,000.00        $       1,000.00
         Class 4-A6.............$     6,801,646.47        $         964.23
         Class 4-A7.............$    10,252,353.53        $       1,025.24
         Class 4-A8.............$    54,807,888.84        $         981.04
         Class 4-A9.............$    19,614,000.00        $       1,000.00
         Class 4-A10............$    34,511,000.00        $       1,000.00
         Class 4-A11............$    20,612,000.00        $       1,000.00
         Class 4-A12............$    32,552,000.00        $       1,000.00
         Class 4-PO.............$       591,643.09        $         996.45
         Class 4-M..............$     4,371,907.17        $         997.24
         Class 4-B1.............$     3,497,326.29        $         997.24
         Class 4-B2.............$     3,497,326.29        $         997.24
         Class 4-B3.............$     1,749,161.76        $         997.24
         Class 4-B4.............$       524,549.08        $         997.24
         Class 4-B5.............$     1,223,742.60        $         997.24
         Class 4-R..............$             0.00        $           0.00
         Class 4-S..............$   314,972,921.81        $         980.73

     vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value......................................$           0.00
          unpaid principal balance........................$           0.00
          number of related mortgage loans................               0

     viii)The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                      *Number        15   *Principal Balance $ 3,238,497.19
               (2)  60-89 days
                       Number         4    Principal Balance $   834,206.18
               (3)  90 days or more
                       Number         0    Principal Balance $         0.00

          (b)  in foreclosure
                       Number         0    Principal Balance $         0.00

     ix) The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c):..............         $          0.00

     x) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

              Class 4-S: ...........................               0.289700%

          1.  Senior Percentage for such Distribution Date: .....  95.70711700%

          2.  Group I Senior Percentage for such Distribution
              Date:..............................................  79.23512000%

          3.  Group II Senior Percentage for such Distribution
              Date:..............................................  16.47199700%

          4.  Senior Prepayment Percentage for such Distribution
              Date: ............................................. 100.00000000%

          5.  Group I Senior Prepayment Percentage for such
              Distribution Date: ................................ 100.00000000%

          6.  Group II Senior Prepayment Percentage for such
              Distribution Date: ................................   0.00000000%

          7.  Junior Percentage for such Distribution Date: .....   4.29288300%

          8.  Junior Prepayment Percentage for such Distribution
              Date: .............................................   0.00000000%